                                                                   EXHIBIT 10.18

                                     PROXY
                                     -----

          Effective as of June 30, 2000, each of the undersigned, being the holder of the number of shares of Class B Common Stock of PaeTec Corp. (the "Company") indicated following such holder's name below, does hereby designate and appoint Arunas A. Chesonis ("Chesonis") my true and lawful attorney-in-fact and proxy, with full power of substitution and re-substitution, to (a) represent and vote all shares of Class B Common Stock of the Company (the "Class B Common Stock") now or hereafter standing in my name on the books of the Company at any meeting of stockholders of the Company, regular or special, whenever called, and for whatever purpose, in person or by proxy, and (b) to express my consent upon any future matter upon which the stockholders of the Company are requested to take action without a meeting and to execute any and all written consents in respect thereof. Chesonis is authorized to vote my shares of Class B Common Stock in his sole and absolute discretion.

          This Proxy is coupled with an interest and, except as hereafter provided, is irrevocable and may not be terminated by the undersigned. A copy of this Proxy shall be filed with the Company and the existence hereof duly noted on any certificates evidencing shares of Class B Common Stock held by the undersigned, and any transferee of such shares shall take the shares subject to the terms of this Proxy. This Proxy shall have a term of twenty (20) years from the date first set forth above.

          Notwithstanding the foregoing, this Proxy shall be subject to revocation by the undersigned if, after the date hereof:

          1. Chesonis is no longer at least one of (a) the Chairman of the Board of the Company or (b) the Chief Executive Officer of the Company; or

          2. Chesonis, in combination with any trust, limited liability company or limited partnership of which Chesonis is, respectively, the sole trustee, the sole manager or the sole general partner ceases to own of record or beneficially at least 2,000,000 shares of the Class B Common Stock (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar transactions); or

          3. all of the shares of Class B Common Stock held by the undersigned are converted into shares of Class A Common Stock of the Company (the "Class A Common Stock").

          This Proxy only applies to shares of Class B Common Stock and shall not apply to shares of Class A Common Stock, whether shares of Class A Common Stock are originally issued as shares of Class A Common Stock or are issued upon the conversion of shares of Class B Common Stock into shares of Class A Common Stock.

          This Proxy shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of Delaware.

          Any proxy or proxies heretofore given by me to any person or persons are hereby revoked.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Proxy effective as of the date first set forth above.



                                   /s/ Bradford M. Bono
                              -------------------------------------------------
                              Bradford M. Bono

                                                 30,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Michael Baron
                              -------------------------------------------------
                              Michael Baron, Trustee for the Jack Baron
                              Irrevocable Trust for the Benefit of Jackson Roy Baron

                                              7,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Michael Baron
                              -------------------------------------------------
                              Michael Baron, Trustee for the Jack Baron
                              Irrevocable Trust for the Benefit of Lauren Baron

                                             11,500
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Michael Baron
                              -------------------------------------------------
                              Michael Baron, Trustee for the Jack Baron
                              Irrevocable Trust for the Benefit of Jessica Baron

                                             11,500
                              -------------------------------------------------
                              Number of Class B Shares Currently Held

                           [signature page to Proxy]

                                   /s/ Richard E. Ottalagana
                              -------------------------------------------------
                              Richard E. Ottalagana

                                             30,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Daniel J. Venuti
                              -------------------------------------------------
                              Daniel J. Venuti

                                             30,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Joseph D. Ambersley
                              -------------------------------------------------
                              Joseph D. Ambersley

                                             30,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Edward J. Butler, Jr.
                              -------------------------------------------------
                              Edward J. Butler, Jr.

                                             15,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held



                                   /s/ Richard J. Padulo
                              -------------------------------------------------
                              Richard J. Padulo

                                             15,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held

                           [signature page to Proxy]

                                   /s/ Timothy J. Bancroft
                              -------------------------------------------------
                              Timothy J. Bancroft

                                             5,000
                              -------------------------------------------------
                              Number of Class B Shares Currently Held


                           [signature page to Proxy]

                          Acknowledgement and Agreement

          The undersigned, Arunas A. Chesonis, hereby acknowledges and agrees that the foregoing Proxy, dated as of June 30, 2000, revokes and supersedes all prior proxies granted by the holders of Class B Common Stock executing the foregoing Proxy.


Date:  June 30, 2000      /s/ Arunas A. Chesonis
       -------------      ----------------------
                              Arunas A. Chesonis